Exhibit 99.906 CERT

Exhibit 19(b)

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND

SECTION 906 OF THE SARBANES-OXLEY ACT

I, Daniel Greifenkamp, President (Principal Executive Officer) of BBH Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Form N-CSR of the Registrant on behalf of BBH Select Series-Mid Cap Fund, BBH Partner Fund- International Equity, BBH Limited Duration Fund, BBH Income Fund, BBH Select Series-Large Cap Fund, BBH Intermediate Municipal Bond Fund, and BBH U.S. Government Money Market Fund for the semi-annual period ended April 30, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: July 9, 2025	/s/ Daniel Greifenkamp
Daniel Greifenkamp, President
(Principal Executive Officer)

Exhibit 19(b)

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND

SECTION 906 OF THE SARBANES-OXLEY ACT

I, Charles H. Schreiber, Treasurer (Principal Financial Officer) of BBH Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Form N-CSR of the Registrant on behalf of BBH Select Series-Mid Cap Fund, BBH Partner Fund- International Equity, BBH Limited Duration Fund, BBH Income Fund, BBH Select Series-Large Cap Fund, BBH Intermediate Municipal Bond Fund, and BBH U.S. Government Money Market Fund for the semi-annual period ended April 30, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: July 9, 2025	/s/ Charles H. Schreiber
Charles H. Schreiber, Treasurer
(Principal Financial Officer)